Exhibit 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Wayne R. Weidner, Glenn E. Moyer, and H. Anderson Ellsworth, Esquire, and each of them, his or her true and lawful attorney-in-fact, as agent with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacity, to sign any or all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in- fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Signatures               Title
     ----------               -----

/s/ Gary L. Rhoads           Treasurer                          December 6, 2002
-------------------------    (Principal Financial
Gary L. Rhoads               and Accounting Officer)


/s/ John H. Body             Director                           December 6, 2002
-------------------------
John H. Body


/s/ J. Ralph Borneman, Jr.   Director                           December 6, 2002
-------------------------
J. Ralph Borneman, Jr.


/s/ Frederick H. Gaige       Director                           December 6, 2002
-------------------------
Frederick H. Gaige


/s/ John W. Jacobs           Director                           December 6, 2002
-------------------------
John W. Jacobs


/s/ Frederick P. Krott       Director                           December 6, 2002
-------------------------
Frederick P. Krott


/s/ Patricia L. Langiotti    Director                           December 6, 2002
-------------------------
Patricia L. Langiotti


/s/ Kenneth A. Longacre      Director                           December 6, 2002
-------------------------
Kenneth A. Longacre

/s/ Glenn E. Moyer           Director                           December 6, 2002
-------------------------
Glenn E. Moyer


/s/ Robert E. Rigg           Director                           December 6, 2002
-------------------------
Robert E. Rigg


/s/ C. Robert Roth           Director                           December 6, 2002
-------------------------
C. Robert Roth


/s/ Wayne R. Weidner        Director, Chairman,                 December 6, 2002
-------------------------   President, and Chief
Wayne R. Weidner            Executive Officer
                            (Principal Executive
                            Officer)